SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50469

Date of Report: September 9, 2011

GREENSHIFT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		59-3764931
(State or other jurisdiction		(IRS Employer
of incorporation or organization)		Identification No.)

5950 Shiloh Road East, Suite N, Alpharetta, Georgia		30005
(Address of principal executive offices)		(Zip Code)
(212) 994-5374
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Certificate of Incorporation

Effective at close of business on September 9, 2011, GreenShift Corporation (the “Company”) filed with the Secretary of State of the State of Delaware a certificate of amendment to the Company’s certificate of incorporation to give effect to a 1-for-1000 reverse stock split.  The Company’s common stock will begin trading on a post-reverse split basis on November 11, 2011.  The post-reverse split common stock will be listed under the symbol “GERSD” for twenty business days, then will revert to “GERS.”

Item 9.01                 Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on September 2, 2011, effective on September 9, 2011 at 6:00 p.m. Eastern Standard Time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSHIFT CORPORATION
By:	/s/	Kevin Kreisler
Kevin Kreisler
Chief Executive Officer
Date:		November 10, 2011